Exhibit 99.2
                                 ------------
             CSC Computational Materials dated September 20, 2005.

                                                                  Exhibit 99.2


[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------




                              ABS New Transaction



                            Computational Materials
                            -----------------------

                               $[1,771,875,000]
                                 (Approximate)


                                  CWHEQ, Inc.
                                   Depositor


                   CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                Series 2005-G


                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2005-G



                          [LOGO OMITTED] Countrywide
                                  HOME LOANS
                          Sponsor and Master Servicer

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------


The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------


                                                  Prepared: September 20, 2005


                        $[1,771,875,000] (Approximate)

                Revolving Home Equity Loan Trust, Series 2005-G

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2005-G
         ------------------------------------------------------------



=================================================================================================================================
Class           Approximate          Note Rate         WAL              Payment Window          Last Scheduled        Expected
                 Amount (1)                          (Years)          (Months) Call/Mat (2)      Payment Date          Rating
                                                    Call/Mat (2)                                                    (S&P/Moody's)

---------------------------------------------------------------------------------------------------------------------------------
 1-A          $[846,450,000]                                           Not Offered Herein                             AAA / Aaa

---------------------------------------------------------------------------------------------------------------------------------
 2-A          $[925,425,000]          LIBOR +     [2.21] / [2.38]      [1 - 66]/ [1 - 135]         [Aug 2030]         AAA / Aaa
                                    [0.23](3)

Total        $[1,771,875,000]
=================================================================================================================================


(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40.00% CPR and a 10.00% draw rate, with respect to the Mortgage Loans and a settlement date of September 30, 2005.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                     Countrywide Securities Corporation.

Originators:                     Countrywide Bank, N.A. (formerly Treasury Bank, N.A.) ("Countrywide Bank") and
                                 Countrywide Home Loans, Inc.

Sponsor and Master Servicer:     Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                       CWHEQ, Inc. (a limited purpose finance subsidiary of Countrywide Financial Corporation).

Custodian:                       Treasury Bank, a division of Countrywide Bank, N.A. (an affiliate of the Sponsor and
                                 Master Servicer).

Note Insurer:                    Financial Guaranty Insurance Company ("FGIC").

Indenture Trustee:               JP Morgan Chase Bank, National Association.

Owner Trustee:                   Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:           September 30, 2005.

Expected Settlement Date:        September 30, 2005.

Cut-off Date:                    September 23, 2005.

Interest Period:                 Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous
                                 Payment Date and ending on the day prior to such Payment Date. For the first Payment
                                 Date, the Notes will accrue interest from the Closing Date through November 14, 2005.

Payment Date:                    The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing November 15, 2005.

Collection Period:               With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of October 2005.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                  The Mortgage Loans were originated by the originators and will be transferred prior to the Closing Date by Countrywide Bank to the Sponsor. On the Closing Date, the Mortgage
                                 Loans will be transferred by the Sponsor to the Depositor and by the Depositor to the
                                 Trust. The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the "Group 1 Mortgage Loans", "Group 2 Mortgage Loans", and each, a "Loan
                                 Group"). The Group 1 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The Group 2 Mortgage Loans will be secured by



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------



                                 second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The original principal balance of each class of Notes will exceed the aggregate Cut-off
                                 Date principal balance of the Mortgage Loans in the related Loan Group transferred to the Trust on the closing date.

                                 The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of at least $1.750 billion (subject to a variance of +/- 10%). The information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of September 9, 2005. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.

HELOC Amortization:              The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20) year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. Approximately 0.06% of the Group 1
                                 Mortgage Loans and approximately 0.10% of the Group 2 Mortgage Loans in the statistical pool, respectively, require a balloon repayment at the end of the Draw Period.
                                 Approximately 2.73% of the Group 1 Mortgage Loans and approximately 9.82% of the Group
                                 2 Mortgage Loans in the statistical pool, respectively, will have underlying senior mortgages which are negative amortization loans.

Cut-off Date Balance:            The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

The Notes
---------

Description
of the Notes:                    The Class 1-A (which is not offered herein) and Class 2-A Notes (together, the "Notes")
                                 will be issued by CWHEQ Revolving Home Equity Loan Trust, Series 2005-G (the "Trust").
                                 As of the Closing Date, the aggregate principal balance of both classes of the Notes will be $[1,771,875,000] (subject to a permitted variance of +/- 10%).

Federal Tax Status:              It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                    The Notes will be available in book-entry form through DTC, Clearstream and the
                                 Euroclear System.

Note Rate:                       Except as noted below, each class of Notes will accrue interest during each Interest
                                 Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.23]%, (b)
                                 the Net WAC of the Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a)
                                 above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month
                                 LIBOR as benchmarks).

Net WAC:                         The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan
                                 Group during the



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------



                                 related billing cycle for the Collection Period relating to the Payment Date, net of the Expense Fee Rate.

Expense Fee Rate:                For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of (i)
                                 the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and (iii) commencing with the Payment Date in November 2006, the Note Insurer Carve-out Rate. The "Note Insurer
                                 Carve-out Rate" for any given Payment Date on and after the November 2006 Payment Date shall be 0.50%.

Basis Risk Carryforward:         On any Payment Date the "Basis Risk Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such
                                 Notes during the related Interest Accrual Period without giving effect to the related
                                 Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk Carryforward remaining unpaid from prior Payment
                                 Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan
                                 Group as set forth in "Group 1 Distributions of Interest" or "Group 2 Distributions of
                                 Interest" (as applicable), below.

Group 1
Distributions of Interest:       Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                                 1.   Note insurance policy premium of the Note Insurer with respect to the Group 1 Mortgage
                                      Loans;
                                 2.   Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods
                                      (exclusive of Basis Risk Carryforward);
                                 3.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date;
                                 4.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                                 5.   To the Class 2-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis
                                      Risk Carryforward), that remains unpaid after taking into account the payments of
                                      Investor Interest Collections from the Group 2 Mortgage Loans;
                                 6.   Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                                 7.   Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                                 8.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date, to the extent not covered by Investor
                                      Interest Collections related to the Group 2 Mortgage Loans;
                                 9.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates, to the extent not covered by
                                      Investor Interest Collections related to the Group 2 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                                 10.  Payment of any other amounts owed to the Note Insurer with respect to the Group 1
                                      Mortgage Loans



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------



                                 11.  Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class
                                      1-A Notes;
                                 12.  Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 2
                                      Mortgage Loans;
                                 13.  Basis Risk Carryforward related to the Class 1-A Notes; and
                                 14.  Any excess cash flow to the holder of the Transferor Interest.

                                 In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and
                                 Subordinated Transferor Collections for the unrelated Loan Group.

Group 2
Distributions of Interest:       Investor interest collections related to the Group 2 Mortgage Loans are to be applied in the following order of priority:

                                 1.   Note insurance policy premium of the Note Insurer with respect to the Group 2
                                      Mortgage Loans;
                                 2.   Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                                 3.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date;
                                 4.   To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                                 5.   To the Class 1-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis
                                      Risk Carryforward), that remains unpaid after taking into account the payments of
                                      Investor Interest Collections from the Group 1 Mortgage Loans;
                                 6.   Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                                 7.   Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                                 8.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for such Payment Date, to the extent not covered by Investor
                                      Interest Collections related to the Group 1 Mortgage Loans;
                                 9.   To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                      (as described below) for previous Payment Dates, to the extent not covered by
                                      Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture) ;
                                 10.  Payment of any other amounts owed to the Note Insurer with respect to the Group 2
                                      Mortgage Loans;
                                 11.  Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class
                                      2-A Notes;
                                 12.  Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 1
                                      Mortgage Loans;
                                 13.  Basis Risk Carryforward related to the Class 2-A Notes; and
                                 14.  Any excess cash flow to the holder of the Transferor Interest



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------



                                 In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and
                                 Subordinated Transferor Collections for the unrelated Loan Group.

Distributions of Principal:      Collections of principal related to the Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                                 1.   During the Managed Amortization Period (as described below), the amount of principal payable to the holders of a class of Notes for each Payment Date will equal, to the extent funds are available from the related Loan Group, the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage (as defined below) for those Notes, and (ii) principal collections from the related Loan Group relating to such Payment Date (such product, the "Maximum Principal Payment"), and
                                      (b) principal collections from the related Loan Group for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans in that Loan Group during the related Collection Period (but not less than zero).
                                      The amount of principal payable to the holders of a class of Notes for each
                                      Payment Date shall be reduced by the dollar amount of any Excess
                                      Overcollateralization Amount (as defined in the Indenture) for that Loan Group for the related Payment Date.

                                      The  "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in October 2010.

                                      The  "Investor Fixed Allocation Percentage" for any Payment Date and each Class of
                                      Notes will be calculated as follows: (i) on any date on which the related
                                      Allocated Transferor Interest is less than the related Required Transferor
                                      Subordinated Amount, 100%, and (ii) on any date on which the related Allocated
                                      Transferor Interest equals or exceeds the related Required Transferor Subordinated
                                      Amount, [98.15]%.

                                 2.   After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes on a payment date will be equal to the related
                                      Maximum Principal Payment minus the Excess Overcollateralization Amount.

Optional Termination:            The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:              The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                                 1.   Excess Interest Collections. For any Loan Group, its Excess Interest Collections
                                      are the related investor interest collections minus the sum of (a) the interest paid to the related class of Notes, (b) the servicing fee retained by the Master
                                      Servicer for the Mortgage Loans in that Loan Group, and (c) the premium paid to the Note Insurer allocable to that Loan Group. Investor Interest Collections from a Loan Group will be available to cover losses on the Mortgage Loans in the related Loan Group first and then, if necessary, in the unrelated Loan Group.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------



                                 2.   Limited Subordination of Transferor Interest (Overcollateralization). A portion of the Allocated Transferor Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the Available Transferor Subordinated Amount for such Loan
                                      Group and then, if necessary for the unrelated Loan Group. The "Available
                                      Transferor Subordinated Amount" for each Loan Group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related Required
                                      Transferor Subordinated Amount. The "Allocated Transferor Interest" for any
                                      Payment Date, will equal (a) the related Loan Group Balance of the related Loan
                                      Group at the last day of the related Collection Period and any amounts otherwise payable on the Transferor Interest but retained in the Payment Account, minus (b)
                                      the Note Principal Balance of the class of Notes related to that Loan Group (after giving effect to the payment of all amounts actually paid on that class of Notes on that Payment Date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated
                                      Amount" for each Loan Group will be (i) prior to the date on which the step-down occurs, (x) [1.85]% of the Cutoff Date Balance of the related Mortgage Loans plus
                                      (y) the OC Deficiency Amount of the unrelated Loan Group and (ii) on or after the date on which the step-down occurs and so long as a trigger event is not in effect, (x) [3.70]% of the then current unpaid principal balance of the related
                                      Loan Group (subject to a floor equal to 0.50% of the Cut-off Date Balance of the related Loan Group) plus (y) the OC Deficiency Amount of the unrelated Loan Group.
                                      The Allocated Transferor Interest for each Loan Group will be less than zero on the Closing Date. The term "OC Deficiency Amount" shall have the meaning assigned to it in the Indenture, and shall generally be equal to the amount by which a class of Notes is required to be paid down to achieve its overcollateralization target.

                                      The  initial aggregate principal balance of each class of Notes will exceed the aggregate Cutoff Date principal balance of the Mortgage Loans in the related Loan
                                      Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately [1.25]% of the original principal balance of each class of Notes.

                                 3.   Surety Wrap. The Note Insurer will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes. The policy does not cover payment of Basis Risk
                                      Carryforward.

Investor Loss Amounts:           With respect to any Payment Date and each Class of Notes, the amount equal to the product of (a) the applicable Investor Floating Allocation Percentage (as defined below) for such Payment Date and such Class of Notes, and (b) the aggregate of the
                                 Liquidation Loss Amounts for such Payment Date from Mortgage Loans in the relevant Loan
                                 Group. The "Investor Floating Allocation Percentage," for any Payment Date and each
                                 Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note Principal Balance and the denominator of which is the Loan Group Balance of the related Mortgage Loans at the beginning of the related Collection Period. The
                                 "Loan Group Balance" for each Loan Group and any Payment Date is the aggregate of the principal balances of the related Mortgage Loans as of the last day of the related
                                 Collection Period (as may be adjusted by Loss Utilization Amounts as described in the indenture). "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment
                                 Date is the unrecovered principal balance of such Mortgage Loan at the end of the
                                 Collection Period in which such Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:               Subject to the considerations in the prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------



                                 and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:                 The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                                   [Collateral Tables and Discount Margin Tables to follow]



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials for
SECURITIES CORPORATION                 CWHEQ Revolving Home Equity Loan Trust,
A Countrywide Capital Markets Company                            Series 2005-G
------------------------------------------------------------------------------


                                                    Discount Margin Tables (%)

  Class 2-A (To Call) (1)
-------------------------------------------------------------------------------------------------------------------------------
            CPR                         22%           25%           35%          40%           45%           50%          52%
-------------------------------------------------------------------------------------------------------------------------------
        DM @ 100-00                      [23]          [23]          [23]         [23]          [23]          [23]         [23]
-------------------------------------------------------------------------------------------------------------------------------
          WAL (yr)                     [4.96]        [4.24]        [2.68]       [2.21]        [1.85]        [1.57]       [1.47]
-------------------------------------------------------------------------------------------------------------------------------
         MDUR (yr)                     [4.28]        [3.72]        [2.45]       [2.05]        [1.74]        [1.48]       [1.40]
-------------------------------------------------------------------------------------------------------------------------------
      Principal Window
         Beginning                    [Nov05]       [Nov05]       [Nov05]      [Nov05]       [Nov05]       [Nov05]      [Nov05]
-------------------------------------------------------------------------------------------------------------------------------
      Principal Window
            End                       [Jul16]       [May15]       [Apr12]      [Apr11]       [Jun10]       [Sep09]      [Jun09]
-------------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 10% draw rate.


Class 2-A (To Maturity) (1)
-------------------------------------------------------------------------------------------------------------------------------
            CPR                         22%           25%           35%          40%           45%           50%          52%
-------------------------------------------------------------------------------------------------------------------------------
        DM @ 100-00                      [23]          [23]          [23]         [23]          [23]          [23]         [23]
-------------------------------------------------------------------------------------------------------------------------------
          WAL (yr)                     [5.22]        [4.47]        [2.88]       [2.38]        [2.00]        [1.70]       [1.60]
-------------------------------------------------------------------------------------------------------------------------------
         MDUR (yr)                     [4.43]        [3.86]        [2.59]       [2.18]        [1.85]        [1.59]       [1.50]
-------------------------------------------------------------------------------------------------------------------------------
      Principal Window
         Beginning                    [Nov05]       [Nov05]       [Nov05]      [Nov05]       [Nov05]       [Nov05]      [Nov05]
-------------------------------------------------------------------------------------------------------------------------------
      Principal Window
            End                       [Jan25]       [May23]       [Oct18]      [Jan17]       [Jul15]       [Apr14]      [Oct13]
-------------------------------------------------------------------------------------------------------------------------------
    (1) Based on a 10% draw rate.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 2
------------------------------------------------------------------------------


                                 $881,027,126

                Summary of Loans in Statistic Calculation Pool
                           (As of Calculation Date)


                                                                                           Range
                                                                                           -----

Aggregate Principal Balance                                       $881,027,126

Aggregate Credit Limit                                          $1,109,236,373

WA Coupon (Gross)                                                       7.913%        3.990% to 14.000%

WA Margin (Gross)                                                       1.577%       -0.999% to 7.500%

WA Maximum Rate                                                        17.909%        6.000% to 24.000%

Average Principal Balance                                              $43,861        $1,000 to $1,994,926

Average Credit Limit                                                   $55,222        $6,300 to $2,000,000

WA Remaining Term To Scheduled Maturity (months)                           292            73 to 355

WA Combined Loan-to-Value Ratio                                         83.81%         4.44% to 100.00%

AVG Credit Utilization Rate                                             80.62%         0.20% to 100.00%

Origination Period                                                                 3/29/2000 to 8/31/2005

Secured by (% of pool)           1st Liens                               0.00%

                                 2nd Liens                             100.00%

WA Months to First Roll                                                   1.07

WA FICO                                                                    723

WA Second Mortgage Ratio                                                23.06%         1.15% to 99.75%





--------------------------------------------------------------------------------------------------------------------------------
 Top 5 States          Top 5 Prop              Doc Types               Top 5 Appr             Occ Codes         Delinq Status
 ------------          ----------              ---------               ----------             ---------         -------------

CA        49.89%    SFR       72.44%      REDUCED      37.53%     1004U         70.37%     OO       95.57%     Current   100.00%
VA         3.49%    PUD       19.20%      FULL         17.28%     PRPVALU       11.05%     INV       2.55%
FL         3.45%    CND        6.11%      ALT          16.84%     2055I          6.45%     2H        1.87%
WA         3.18%    2-4U       1.61%      STREAML      16.31%     1073C          5.42%
MA         3.08%    CNDP       0.59%      SUPERST      12.04%     2055E          2.12%



--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                   Page A-1

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $881,027,126

----------------------------------------------------------------------------------------------------------------------------------
                                                           Loan Programs
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
HELOC 10YDR/20YRP               $2,395,562      49      0.27    $48,889     7.145   353.44    721         88.2
HELOC 5YDR/5YRP                   $210,376      18      0.02    $11,688     8.426    93.81    733         87.2
HELOC 5YDR/10YRP                  $215,789       3      0.02    $71,930     7.463   168.95    707         66.8
HELOC 10YDR/15YRP             $877,162,109  19,999     99.56    $43,860     7.914   292.10    723         83.8
HELOC 15YDR/0YRP                  $843,137      10      0.10    $84,314     8.689   162.02    722         84.3
HELOC 15YDR/10YRP                 $200,153       8      0.02    $25,019     8.191   278.28    710         81.2
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723         83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Principal Balances
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00             $25,867,012   3,699      2.94     $6,993     7.973   286.23    736         80.4
$10,000.01 - $20,000.00       $127,634,888   8,460     14.49    $15,087     8.100   287.91    724         83.3
$20,000.01 - $30,000.00        $16,973,101     729      1.93    $23,283     7.879   290.11    728         81.8
$30,000.01 - $40,000.00        $17,355,672     479      1.97    $36,233     7.704   289.76    725         81.1
$40,000.01 - $50,000.00        $49,375,989   1,082      5.60    $45,634     8.033   291.03    726         85.2
$50,000.01 - $60,000.00        $48,159,919     865      5.47    $55,676     8.097   291.94    723         86.2
$60,000.01 - $70,000.00        $46,238,250     710      5.25    $65,124     8.058   292.28    726         86.5
$70,000.01 - $80,000.00        $59,495,388     792      6.75    $75,120     8.206   292.89    720         88.7
$80,000.01 - $90,000.00        $49,006,227     576      5.56    $85,080     8.061   292.90    720         87.9
$90,000.01 - $100,000.00       $61,082,979     631      6.93    $96,803     7.851   290.93    716         84.1
$100,000.01 - $125,000.00      $73,451,874     646      8.34   $113,703     8.103   293.49    717         87.6
$125,000.01 - $150,000.00      $80,765,682     572      9.17   $141,199     7.929   292.69    715         83.9
$150,000.01 - $175,000.00      $31,609,902     194      3.59   $162,938     7.954   295.38    727         83.1
$175,000.01 - $200,000.00      $43,717,010     228      4.96   $191,741     7.683   293.94    728         80.4
$200,000.01 - $225,000.00      $13,742,941      64      1.56   $214,733     7.789   296.22    729         83.7
$225,000.01 - $250,000.00      $19,353,370      80      2.20   $241,917     7.519   294.65    728         82.1
$250,000.01 - $275,000.00       $7,917,427      30      0.90   $263,914     7.205   293.13    725         81.6
$275,000.01 - $300,000.00      $16,698,546      57      1.90   $292,957     7.250   293.03    734         75.4
$300,000.01 - $325,000.00       $8,804,352      28      1.00   $314,441     7.634   295.56    726         77.2
$325,000.01 - $350,000.00       $8,236,934      24      0.93   $343,206     7.568   294.58    714         79.4
$350,000.01 - $375,000.00       $7,245,853      20      0.82   $362,293     8.369   295.88    730         85.4
$375,000.01 - $400,000.00       $4,719,995      12      0.54   $393,333     7.284   293.23    728         77.5
$400,000.01 - $425,000.00       $5,825,572      14      0.66   $416,112     7.357   296.04    735         80.1
$425,000.01 - $450,000.00       $8,374,165      19      0.95   $440,746     6.950   293.97    730         77.4
$450,000.01 - $475,000.00       $3,242,580       7      0.37   $463,226     6.347   289.91    710         81.1
$475,000.01 - $500,000.00      $12,440,122      25      1.41   $497,605     7.811   294.17    732         79.0
$500,000.01 - $525,000.00       $2,063,148       4      0.23   $515,787     7.605   294.70    728         76.5
$525,000.01 - $550,000.00       $1,067,496       2      0.12   $533,748     7.747   298.52    742         84.9
$550,000.01 - $575,000.00       $2,831,771       5      0.32   $566,354     6.261   298.99    720         87.0
$575,000.01 - $600,000.00       $1,180,000       2      0.13   $590,000     6.691   298.51    786         67.7
$600,000.01 - $625,000.00       $1,832,962       3      0.21   $610,987     6.411   297.65    759         83.7
$625,000.01 - $650,000.00       $2,580,940       4      0.29   $645,235     7.372   297.75    731         77.5
$650,000.01 - $675,000.00         $667,400       1      0.08   $667,400     6.500   300.00    717         80.0
$675,000.01 - $700,000.00       $2,774,400       4      0.31   $693,600     7.467   298.50    723         72.8
$700,000.01 - $725,000.00       $1,422,260       2      0.16   $711,130     7.814   297.00    714         79.6
$725,000.01 - $750,000.00       $1,488,000       2      0.17   $744,000     6.689   292.98    785         77.2


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-2

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 2
------------------------------------------------------------------------------




                                                           $881,027,126

----------------------------------------------------------------------------------------------------------------------------------
                                                        Principal Balances
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$750,000.01 - $775,000.00         $760,000       1      0.09   $760,000     7.750   297.00    682         86.5
$775,000.01 - $800,000.00       $2,380,019       3      0.27   $793,340     7.677   292.33    727         62.2
$800,000.01 - $825,000.00         $817,500       1      0.09   $817,500     8.500   299.00    737         90.0
$825,000.01 - $850,000.00         $832,000       1      0.09   $832,000     6.500   295.00    712         80.0
$900,000.01 - $925,000.00         $915,000       1      0.10   $915,000    10.125   297.00    690         88.7
$975,000.01 - $1,000,000.00     $2,999,999       3      0.34 $1,000,000     6.833   298.67    724         62.7
> $1,000,000.00                 $7,078,476       5      0.80 $1,415,695     7.364   296.25    712         74.4
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723         83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rates
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                  $16,514,778     471      1.87    $35,063     3.990   299.99    717         82.4
4.001 - 4.500                     $597,886      12      0.07    $49,824     4.383   294.72    700         91.6
4.501 - 5.000                   $6,591,483     109      0.75    $60,472     4.961   297.94    723         90.9
5.001 - 5.500                   $4,335,337      63      0.49    $68,815     5.250   299.16    724         90.5
5.501 - 6.000                   $5,114,349      75      0.58    $68,191     5.916   296.99    752         77.4
6.001 - 6.500                 $137,914,886   2,693     15.65    $51,212     6.470   291.73    741         75.9
6.501 - 7.000                 $148,054,219   2,826     16.80    $52,390     6.895   290.02    722         76.0
7.001 - 7.500                  $86,572,862   1,011      9.83    $85,631     7.374   293.31    718         79.5
7.501 - 8.000                  $61,234,960   1,576      6.95    $38,855     7.824   292.52    720         79.9
8.001 - 8.500                 $105,823,597   3,960     12.01    $26,723     8.363   289.14    730         87.7
8.501 - 9.000                 $137,498,072   3,704     15.61    $37,122     8.818   291.43    722         90.4
9.001 - 9.500                  $75,680,224   1,471      8.59    $51,448     9.314   293.58    710         90.4
9.501 - 10.000                 $49,305,422   1,209      5.60    $40,782     9.896   294.26    708         94.4
10.001 - 10.500                $17,764,876     448      2.02    $39,654    10.275   294.73    708         92.2
10.501 - 11.000                $13,996,378     261      1.59    $53,626    10.855   294.38    712         96.0
11.001 - 11.500                 $9,082,541     129      1.03    $70,407    11.273   297.95    723         96.9
11.501 - 12.000                 $3,673,582      53      0.42    $69,313    11.786   297.80    712         95.8
12.001 - 12.500                   $906,465      13      0.10    $69,728    12.258   298.39    699         95.9
12.501 - 13.000                   $108,000       1      0.01   $108,000    12.625   297.00    769         95.0
> 13.000                          $257,209       2      0.03   $128,605    13.946   286.43    680         98.8
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723         83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Months Remaining to Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
73 - 84                            $32,169       3      0.00    $10,723     8.361    76.35    714         85.8
85 - 96                            $72,773       5      0.01    $14,555     8.315    88.75    720         84.1
97 - 108                          $105,435      10      0.01    $10,543     8.523   102.63    748         89.7
121 - 132                         $117,419       1      0.01   $117,419     6.750   128.00    698         79.5
145 - 156                          $49,530       1      0.01    $49,530     7.000   151.00    683         75.8
157 - 168                         $424,326       6      0.05    $70,721     8.667   162.93    726         76.7
169 - 180                         $467,650       5      0.05    $93,530     8.809   174.11    721         85.3
229 - 240                          $11,664       1      0.00    $11,664     8.375   235.00    780         89.9


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-3

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $881,027,126

----------------------------------------------------------------------------------------------------------------------------------
                                                   Months Remaining to Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
241 - 252                         $768,962      30      0.09    $25,632     7.426   250.26    729        79.8
253 - 264                       $3,635,620     157      0.41    $23,157     7.405   257.59    732        74.4
265 - 276                      $64,974,124   2,470      7.37    $26,305     7.597   272.49    731        78.8
277 - 288                     $186,652,971   5,875     21.19    $31,771     7.944   284.01    721        82.6
289 - 300                     $621,318,920  11,474     70.52    $54,150     7.942   296.83    723        84.7
349 - 360                       $2,395,562      49      0.27    $48,889     7.145   353.44    721        88.2
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723        83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Combined Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                      $200,000       1      0.02   $200,000     6.500   295.00    721         4.4
10.01 - 20.00                      $85,000       1      0.01    $85,000     6.750   299.00    706        18.1
20.01 - 30.00                   $2,006,655       8      0.23   $250,832     6.657   294.47    740        25.7
30.01 - 40.00                   $4,609,882     198      0.52    $23,282     6.804   287.51    745        35.6
40.01 - 50.00                  $13,902,019     413      1.58    $33,661     6.814   288.62    741        46.3
50.01 - 60.00                  $25,703,318     706      2.92    $36,407     6.915   290.04    730        56.0
60.01 - 70.00                  $90,951,230   2,054     10.32    $44,280     6.855   290.21    731        67.0
70.01 - 80.00                 $189,296,088   3,701     21.49    $51,147     7.158   290.74    721        77.7
80.01 - 90.00                 $375,263,677   9,269     42.59    $40,486     8.239   292.04    722        88.6
90.01 - 100.00                $179,009,258   3,736     20.32    $47,915     8.837   295.09    720        97.8
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723        83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
AK                                $382,980      22      0.04    $17,408     8.004   293.57    726        84.2
AL                              $7,289,228     371      0.83    $19,648     8.265   288.39    720        85.7
AR                                 $18,750       1      0.00    $18,750     6.250   300.00    663        95.0
AZ                             $17,140,765     524      1.95    $32,711     8.126   292.55    719        86.0
CA                            $439,543,736   4,739     49.89    $92,750     7.867   293.26    723        83.3
CO                             $23,053,675     608      2.62    $37,917     7.833   289.41    725        85.8
CT                             $13,640,080     254      1.55    $53,701     7.927   293.40    722        80.0
DC                              $1,181,531      27      0.13    $43,760     8.020   292.81    709        86.5
DE                              $1,399,330      36      0.16    $38,870     7.691   296.10    742        86.7
FL                             $30,423,740     878      3.45    $34,651     8.109   290.83    721        82.4
GA                             $11,284,668     467      1.28    $24,164     8.096   288.35    725        86.1
HI                              $3,466,040      79      0.39    $43,874     7.858   292.26    731        80.9
IA                              $2,191,755     166      0.25    $13,203     8.444   289.37    722        89.0
ID                              $4,904,884     283      0.56    $17,332     8.062   289.88    733        85.2
IL                             $21,012,595     668      2.39    $31,456     7.975   291.03    728        84.4
IN                              $8,810,491     538      1.00    $16,376     8.262   288.13    725        86.5
KS                              $3,970,634     240      0.45    $16,544     8.263   290.02    726        88.8
KY                              $5,483,617     285      0.62    $19,241     8.322   289.88    729        87.0
LA                              $2,624,978     161      0.30    $16,304     8.041   282.89    727        83.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-4

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $881,027,126

----------------------------------------------------------------------------------------------------------------------------------
                                                      Geographic Distribution
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
MA                             $27,108,765     462      3.08    $58,677     7.734   291.84    724        81.6
MD                             $15,895,508     353      1.80    $45,030     7.824   293.71    725        82.6
ME                              $1,847,138     104      0.21    $17,761     7.629   289.66    728        77.4
MI                             $16,509,822     880      1.87    $18,761     7.899   290.83    722        84.4
MN                              $7,736,831     307      0.88    $25,201     7.766   288.52    730        81.2
MO                              $9,169,632     525      1.04    $17,466     8.012   288.95    723        84.3
MS                              $1,363,226      90      0.15    $15,147     8.595   288.14    725        86.9
MT                              $1,091,759      61      0.12    $17,898     8.095   282.90    737        78.0
NC                              $8,337,788     451      0.95    $18,487     8.122   288.36    731        87.8
ND                                $332,382      21      0.04    $15,828     8.786   292.18    721        91.6
NE                                $741,091      44      0.08    $16,843     7.759   286.53    726        83.4
NH                              $2,369,174      84      0.27    $28,204     7.923   290.69    725        84.6
NJ                             $22,934,929     500      2.60    $45,870     7.740   292.35    722        81.6
NM                              $2,637,291     123      0.30    $21,441     7.702   291.19    718        77.1
NV                              $9,915,681     207      1.13    $47,902     8.153   289.53    712        85.0
NY                             $19,391,248     357      2.20    $54,317     7.774   294.84    718        83.2
OH                             $14,307,664     844      1.62    $16,952     8.122   289.38    723        86.1
OK                              $3,897,880     256      0.44    $15,226     8.071   288.40    715        85.9
OR                              $8,942,336     321      1.01    $27,858     8.025   289.51    724        83.7
PA                             $15,575,117     868      1.77    $17,944     8.076   289.69    725        84.9
RI                              $1,811,455      52      0.21    $34,836     7.314   292.26    723        79.0
SC                              $3,149,082     152      0.36    $20,718     7.957   286.22    726        84.6
SD                                $421,703      28      0.05    $15,061     8.273   282.84    733        85.9
TN                              $7,003,222     360      0.79    $19,453     8.043   288.99    721        88.4
TX                              $2,136,567      84      0.24    $25,435     7.720   292.79    728        87.1
UT                              $8,254,388     286      0.94    $28,861     7.985   288.57    721        85.7
VA                             $30,746,368     606      3.49    $50,737     7.912   293.46    723        86.1
VT                                $296,030      17      0.03    $17,414     7.815   291.94    707        79.3
WA                             $27,987,924     633      3.18    $44,215     7.838   292.47    725        86.7
WI                              $8,846,801     554      1.00    $15,969     8.069   289.36    727        84.5
WV                              $1,269,555      63      0.14    $20,152     7.955   261.49    714        85.8
WY                              $1,175,290      47      0.13    $25,006     7.874   289.29    730        78.3
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723        83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            FICO Ranges
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
821 - 840                       $2,103,406      89      0.24    $23,634     7.072   290.88    829        67.6
801 - 820                      $28,086,761     701      3.19    $40,067     7.507   293.00    807        77.8
781 - 800                     $110,026,799   2,265     12.49    $48,577     7.470   291.52    789        81.7
761 - 780                      $64,740,622   2,117      7.35    $30,581     7.736   291.47    773        82.3
741 - 760                      $45,832,368   1,992      5.20    $23,008     8.222   292.16    750        86.0
721 - 740                      $63,713,163   2,222      7.23    $28,674     8.168   292.34    728        86.3
701 - 720                     $285,571,243   4,691     32.41    $60,876     7.872   292.33    710        84.6
681 - 700                     $187,411,945   3,305     21.27    $56,706     7.982   291.93    691        84.0
661 - 680                      $83,762,336   1,994      9.51    $42,007     8.334   291.79    675        84.3
641 - 660                       $6,029,836     439      0.68    $13,735     8.523   294.35    652        83.8


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-5

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $881,027,126

----------------------------------------------------------------------------------------------------------------------------------
                                                            FICO Ranges
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
621 - 640                       $3,558,585     259      0.40    $13,740     8.622   294.79    631         82.4
601 - 620                         $159,685      11      0.02    $14,517     8.189   294.59    620         87.6
581 - 600                          $30,378       2      0.00    $15,189     9.393   327.27    588         95.6
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723         83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Property Type Group
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                           $638,193,341  15,546     72.44    $41,052     7.885   291.71    723         83.1
PUD                           $169,129,127   2,755     19.20    $61,390     7.880   292.74    721         85.2
CND                            $53,830,089   1,450      6.11    $37,124     8.168   293.49    728         87.2
2-4U                           $14,159,772     225      1.61    $62,932     8.478   293.84    729         86.8
CNDP                            $5,167,954      87      0.59    $59,402     8.260   294.49    731         84.2
MNF                               $546,842      24      0.06    $22,785     7.048   286.11    718         75.5
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723         83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Gross Margins
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 0.000                      $128,486,689   2,416     14.58    $53,182     6.378   290.99    745         73.8
0.001 - 0.250                  $30,213,226     534      3.43    $56,579     6.613   292.37    708         69.4
0.251 - 0.500                 $125,710,029   2,464     14.27    $51,019     6.823   290.07    725         77.7
0.501 - 0.750                  $29,032,499     377      3.30    $77,009     7.061   292.53    716         77.5
0.751 - 1.000                  $62,298,242     701      7.07    $88,871     7.372   294.14    718         80.9
1.001 - 1.250                  $32,000,538     909      3.63    $35,204     7.587   293.51    720         77.1
1.251 - 1.500                  $32,818,881     754      3.73    $43,526     7.733   292.28    720         83.5
1.501 - 1.750                  $23,417,994     541      2.66    $43,286     7.977   292.96    719         84.8
1.751 - 2.000                  $89,022,607   3,617     10.10    $24,612     8.236   288.89    733         88.7
2.001 - 2.250                  $72,971,026   1,901      8.28    $38,386     8.477   290.20    713         88.4
2.251 - 2.500                  $73,908,252   2,058      8.39    $35,913     8.787   293.67    731         92.5
2.501 - 2.750                  $43,125,052     699      4.89    $61,695     9.082   292.95    704         90.2
2.751 - 3.000                  $35,511,723     835      4.03    $42,529     9.274   294.82    718         91.1
3.001 - 3.250                  $15,087,609     286      1.71    $52,754     9.477   294.74    715         92.1
3.251 - 3.500                  $38,254,371   1,008      4.34    $37,951     9.617   294.64    705         95.5
3.501 - 3.750                  $12,425,450     363      1.41    $34,230     9.801   294.48    711         91.9
3.751 - 4.000                   $7,013,307     120      0.80    $58,444     9.977   296.31    702         93.6
4.001 - 4.250                   $5,615,083     152      0.64    $36,941    10.497   293.66    718         94.9
4.251 - 4.500                   $9,342,395     126      1.06    $74,146    10.463   295.35    707         96.7
4.501 - 4.750                   $6,940,566     112      0.79    $61,969    10.838   298.00    720         96.9
4.751 - 5.000                   $2,537,838      33      0.29    $76,904    11.405   298.11    724         96.8
5.001 - 5.250                   $2,821,835      26      0.32   $108,532    11.234   298.69    726         95.1
5.251 - 5.500                   $1,135,524      34      0.13    $33,398    11.485   295.92    688         96.7
5.501 - 5.750                     $715,851      10      0.08    $71,585    12.058   298.47    693         96.5
5.751 - 6.000                     $238,330       6      0.03    $39,722    11.202   298.49    707         94.4
6.001 - 6.250                     $108,000       1      0.01   $108,000    12.625   297.00    769         95.0


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-6

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 2
------------------------------------------------------------------------------




                                                           $881,027,126

----------------------------------------------------------------------------------------------------------------------------------
                                                           Gross Margins
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                      $35,500       3      0.00    $11,833     8.816   295.83    678         88.9
7.251 - 7.500                     $238,709       1      0.03   $238,709    14.000   286.00    678         99.9
----------------------------------------------------------------------------------------------------------------------------------
1.577                         $881,027,126  20,087    100.00    $43,861     7.913   292.06    723         83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Utilization Range
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                    $2,203,947     434      0.25     $5,078     7.271   289.29    748         74.2
10.01 - 20.00                   $6,571,795     633      0.75    $10,382     7.165   290.14    752         75.5
20.01 - 30.00                  $10,753,321     691      1.22    $15,562     7.195   290.68    740         75.0
30.01 - 40.00                  $15,298,342     799      1.74    $19,147     7.153   289.56    739         74.6
40.01 - 50.00                  $21,980,422     889      2.49    $24,725     7.221   291.04    736         77.3
50.01 - 60.00                  $23,096,621     909      2.62    $25,409     7.355   290.81    728         76.3
60.01 - 70.00                  $32,359,266   1,042      3.67    $31,055     7.270   289.35    736         75.4
70.01 - 80.00                  $39,287,242   1,089      4.46    $36,076     7.450   289.32    723         77.9
80.01 - 90.00                  $50,857,676   1,450      5.77    $35,074     7.476   287.77    726         78.0
90.01 - 100.00                $678,618,495  12,151     77.03    $55,849     8.082   292.85    721         85.9
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723         83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Lifetime Rate Cap
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
6.000                              $60,516       2      0.01    $30,258     6.000   276.04    692         82.2
6.250                              $18,750       1      0.00    $18,750     6.250   300.00    663         95.0
8.750                              $39,494       3      0.00    $13,165     8.233   257.38    746         81.2
13.000                             $10,710       1      0.00    $10,710     9.750   283.00    672         90.0
16.000                         $24,122,298     693      2.74    $34,809     7.860   294.91    723         85.0
17.000                         $32,623,419     963      3.70    $33,877     8.081   290.96    722         82.7
18.000                        $823,787,621  18,419     93.50    $44,725     7.907   292.08    723         83.8
24.000                            $364,318       5      0.04    $72,864     8.942   162.75    730         77.8
----------------------------------------------------------------------------------------------------------------------------------
17.909                        $881,027,126  20,087    100.00    $43,861     7.913   292.06    723         83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Draw Limit Range
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00              $9,445,473   1,219      1.07     $7,749     8.532   285.63    722         86.4
$10,000.01 - $20,000.00       $104,989,857   7,833     11.92    $13,404     8.258   287.57    722         84.6
$20,000.01 - $30,000.00        $31,891,929   2,049      3.62    $15,565     7.778   288.16    731         80.3
$30,000.01 - $40,000.00        $14,404,633     776      1.63    $18,563     7.713   290.55    730         81.2
$40,000.01 - $50,000.00        $49,290,750   1,452      5.59    $33,947     8.034   290.87    726         84.5
$50,000.01 - $60,000.00        $43,660,492     915      4.96    $47,716     8.208   292.17    724         87.5
$60,000.01 - $70,000.00        $42,393,490     765      4.81    $55,416     8.198   292.80    726         87.9


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-7

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $881,027,126

----------------------------------------------------------------------------------------------------------------------------------
                                                         Draw Limit Range
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$70,000.01 - $80,000.00        $57,105,179     871      6.48    $65,563     8.276   292.86    721        89.2
$80,000.01 - $90,000.00        $47,374,295     639      5.38    $74,138     8.157   292.61    720        89.1
$90,000.01 - $100,000.00       $75,947,032   1,030      8.62    $73,735     7.702   290.40    718        81.9
$100,000.01 - $125,000.00      $64,612,634     626      7.33   $103,215     8.245   294.25    718        89.7
$125,000.01 - $150,000.00      $89,951,853     749     10.21   $120,096     7.884   291.75    715        83.3
$150,000.01 - $175,000.00      $30,110,583     211      3.42   $142,704     8.112   295.75    724        86.2
$175,000.01 - $200,000.00      $51,326,245     338      5.83   $151,853     7.590   293.77    729        78.9
$200,000.01 - $225,000.00      $12,451,028      75      1.41   $166,014     7.688   295.80    729        84.7
$225,000.01 - $250,000.00      $23,760,819     131      2.70   $181,380     7.353   294.83    728        79.2
$250,000.01 - $275,000.00       $8,369,797      39      0.95   $214,610     7.317   291.80    723        81.3
$275,000.01 - $300,000.00      $18,584,307      87      2.11   $213,613     7.159   292.42    735        76.0
$300,000.01 - $325,000.00       $6,306,308      26      0.72   $242,550     7.835   295.71    730        79.6
$325,000.01 - $350,000.00       $8,931,796      33      1.01   $270,660     7.621   296.72    717        79.7
$350,000.01 - $375,000.00       $7,031,171      21      0.80   $334,818     8.362   295.34    736        84.9
$375,000.01 - $400,000.00       $6,792,913      28      0.77   $242,604     7.228   292.44    727        74.5
$400,000.01 - $425,000.00       $4,475,739      15      0.51   $298,383     7.361   297.25    734        83.9
$425,000.01 - $450,000.00       $7,317,381      18      0.83   $406,521     7.035   291.92    728        76.0
$450,000.01 - $475,000.00       $3,398,928      10      0.39   $339,893     6.407   294.88    711        82.0
$475,000.01 - $500,000.00      $19,435,063      58      2.21   $335,087     7.458   292.06    732        77.5
$500,000.01 - $525,000.00       $2,094,146       6      0.24   $349,024     7.718   295.49    731        77.2
$525,000.01 - $550,000.00       $1,280,134       3      0.15   $426,711     7.665   298.76    737        84.5
$550,000.01 - $575,000.00       $3,393,473       7      0.39   $484,782     6.390   298.61    717        84.2
$575,000.01 - $600,000.00       $3,200,605       7      0.36   $457,229     7.236   297.83    755        75.6
$600,000.01 - $625,000.00         $620,000       1      0.07   $620,000     5.750   295.00    706        90.0
$625,000.01 - $650,000.00       $3,357,498       7      0.38   $479,643     7.068   297.55    733        78.2
$650,000.01 - $675,000.00         $667,400       1      0.08   $667,400     6.500   300.00    717        80.0
$675,000.01 - $700,000.00       $3,990,434       8      0.45   $498,804     7.478   298.12    726        75.4
$700,000.01 - $725,000.00       $1,422,260       2      0.16   $711,130     7.814   297.00    714        79.6
$725,000.01 - $750,000.00       $1,899,474       3      0.22   $633,158     6.919   294.06    784        72.0
$750,000.01 - $775,000.00         $760,000       1      0.09   $760,000     7.750   297.00    682        86.5
$775,000.01 - $800,000.00       $2,796,138       5      0.32   $559,228     7.752   294.44    717        80.5
$800,000.01 - $825,000.00       $1,177,500       2      0.13   $588,750     8.041   299.31    727        87.2
$825,000.01 - $850,000.00       $1,032,000       2      0.12   $516,000     6.645   295.58    709        76.8
$875,000.01 - $900,000.00         $274,942       1      0.03   $274,942     6.875   290.00    708        60.0
$900,000.01 - $925,000.00       $1,024,048       2      0.12   $512,024     9.779   295.62    700        86.5
$975,000.01 - $1,000,000.00     $3,583,127       6      0.41   $597,188     6.907   298.72    719        62.4
> $1,000,000.00                 $9,094,257       9      1.03 $1,010,473     7.112   296.35    727        71.8
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723        83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                             Lien Type
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
Second                        $881,027,126  20,087    100.00    $43,861     7.913   292.06    723        83.8
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723        83.8


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-8

                                                   Computational Materials for
[LOGO OMITTED] Countrywide
--------------------------             CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION
A Countrywide Capital Markets Company                            Series 2005-G

                                                                       Group 2
------------------------------------------------------------------------------



                                                           $881,027,126

----------------------------------------------------------------------------------------------------------------------------------
                                                        Delinquency Status
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
Current                       $881,027,126  20,087    100.00    $43,861     7.913   292.06    723        83.8
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723        83.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Origination Year
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF      % OF     AVERAGE     GROSS    REMG.             COMBINED
DESCRIPTION                      BALANCE     LOANS     TOTAL    BALANCE      WAC     TERM    FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
2000                               $40,574       2      0.00    $20,287     7.039   239.99    780        87.7
2001                            $1,911,821      77      0.22    $24,829     7.469   244.44    725        80.0
2002                            $9,929,433     395      1.13    $25,138     7.562   263.88    738        77.1
2003                           $82,777,216   3,147      9.40    $26,304     7.685   274.64    729        79.4
2004                          $224,209,011   6,755     25.45    $33,192     7.943   285.98    719        82.5
2005                          $562,159,070   9,711     63.81    $57,889     7.942   297.72    724        85.1
----------------------------------------------------------------------------------------------------------------------------------
                              $881,027,126  20,087    100.00    $43,861     7.913   292.06    723        83.8
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                   Page A-9